UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 23, 2015

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle Suite 1500 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 529-2522

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On March 23, 2015, Catalyst Pharmaceutical Partners, Inc., now known as Catalyst Pharmaceuticals, Inc. (the “Company”) and CPT 355 Alhambra Circle, LLC entered into that certain Third Amendment to Lease Agreement, and on March 27, 2015, the Company filed a Form 8-K reporting that it had entered into the new lease. The March 27, 2015 Form 8-K included a copy of the new lease as an exhibit, portions of which were omitted and filed separately with the U.S. Securities and Exchange Commission (“SEC”) pursuant to a request for confidential treatment.

This Form 8-K/A amends the Company’s Form 8-K filed on March 27, 2015 to state in the list of exhibits that portions of this exhibit have been omitted and filed separately with the SEC pursuant to a request for confidential treatment.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Third Amendment to Lease, dated effective as of March 16, 2015, between the Company and CPT 355 Alhambra Circle, LLC (portions of this exhibit have been omitted and filed separately with the SEC pursuant to a request for confidential treatment.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By:	/s/ Alicia Grande
Alicia Grande
Vice President, Treasurer and CFO

Dated: August 7, 2015

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